SCHEDULE 14A

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Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to sec. 240.14a-12.

Smith Barney Allocation Series Inc.	Zenix Income Fund Inc.
Smith Barney Multiple Discipline Trust	Managed High Income Portfolio Inc.
Smith Barney Institutional Cash Management Fund Inc.	Smith Barney Investment Series
Smith Barney Aggressive Growth Fund Inc.	Smith Barney Trust II
Smith Barney Investment Funds Inc.	Salomon Funds Trust
Smith Barney Equity Funds	Variable Annuity Portfolios
Smith Barney Muni Funds	CitiFunds Premium Trust
Intermediate Muni Fund Inc.	CitiFunds Institutional Trust
Smith Barney Municipal Money Market Fund Inc.	CitiFunds Trust I
High Income Opportunity Fund Inc.	CitiFunds Trust III
Smith Barney Funds, Inc.	Salomon Brothers Capital Fund Inc
Smith Barney Income Funds	Salomon Brothers Investors Value Fund Inc
Smith Barney Small Cap Core Fund, Inc.	Salomon Brothers Opportunity Fund Inc
Smith Barney Money Funds, Inc.	Salomon Brothers Series Funds Inc
Smith Barney Fundamental Value Fund Inc.	Salomon Brothers Variable Series Funds Inc
Greenwich Street Series Fund	Salomon Brothers Institutional Series Funds Inc
Smith Barney Managed Municipals Fund Inc.	The Salomon Brothers Fund Inc
Smith Barney California Municipals Fund Inc.	Salomon Brothers Capital and Income Fund Inc.
Smith Barney New Jersey Municipals Fund Inc.	Salomon Brothers Emerging Markets Debt Fund Inc.
Smith Barney Oregon Municipals Fund	Salomon Brothers Emerging Markets Income Fund Inc.
Smith Barney Arizona Municipals Fund Inc.	Salomon Brothers Emerging Markets Income Fund II Inc.
Smith Barney Core Plus Bond Fund Inc.	Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Smith Barney Sector Series Inc.	Salomon Brothers Global High Income Fund Inc.
Smith Barney Massachusetts Municipals Fund	Salomon Brothers Global Partners Income Fund Inc.
Smith Barney Investment Trust	Salomon Brothers High Income Fund Inc
Smith Barney Appreciation Fund Inc.	Salomon Brothers High Income Fund II Inc
Smith Barney World Funds, Inc.	Salomon Brothers Inflation Management Fund Inc.
Travelers Series Fund Inc.	Salomon Brothers Municipal Partners Fund Inc.
SB Adjustable Rate Income Fund	Salomon Brothers Municipal Partners Fund II Inc.
Managed Municipals Portfolio Inc.	Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc
Municipal High Income Fund Inc.	Salomon Brothers Variable Rate Strategic Fund Inc.
Citigroup Investments Corporate Loan Fund Inc.	Salomon Brothers Worldwide Income Fund Inc.
Real Estate Income Fund Inc.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Citigroup Asset Management–

Advised Investment Companies

ISS Presentation Relating to

Transaction with Legg Mason

September 27, 2005

Citigroup Asset Management [Logo]	— Page 0

Contents

1.	Overview

2.	The Proposed Transaction

3.	Approval of New Management & Subadvisory Agreements

4.	Election of Directors

5.	Corporate Governance

6.	Dissident Proxy Fights

7.	Dissident Proxy Fights on Certain Closed-End Funds

Citigroup Asset Management [Logo]	— Page 1

Overview – Items for Shareholder Approval

•	Proposal 1:	To Approve a New Management Agreement

		-	All Funds in Fund Complex (Appendix A)

•	Proposal 2:	To Approve a New Subadvisory Agreement

		-	Certain Funds (Appendix B)

•	Proposal 3:	To Elect Board Members

		-	All Open-End Funds (Appendix C)

Citigroup Asset Management [Logo]	— Page 2

The Proposed Transaction

•	Sale of substantially all of Citigroup’s asset management business, Citigroup Asset Management (CAM), to Legg Mason in exchange for the broker-dealer and investment banking business of Legg Mason, shares of common and preferred stock of Legg Mason and a loan

•	Several conditions to the sale, including:

•	Obtaining certain required regulatory approvals

•	Consent of certain advisory clients of CAM representing no less than 75% of the revenue attributable to the assets under management for such clients to continue their advisory relationship with CAM

Citigroup Asset Management [Logo]	— Page 3

The Proposed Transaction – Advisory Agreements

•	Sale will cause the Funds’ current investment advisory and subadvisory agreements to terminate as a matter of law

•	Shareholder approval is needed to assure continuity of investment advisory services after the completion of the transaction

•	Total fees for advisory and administrative services will remain the same under the new management agreements and new subadvisory agreements

Citigroup Asset Management [Logo]	— Page 4

The Proposed Transaction – About Legg Mason

•	The combination will create the world’s 5th largest money manager in the U.S. with assets under management of over $830 billion

•	Legg Mason becomes a singularly focused, more profitable and certainly more influential organization within the global asset management community[1]

•	Legg Mason becomes the 5th largest manager of mutual funds in the United States [1]

•	Legg Mason’s equity fund platform gains a number of large-cap growth and large-cap core funds and well regarded managers to complement Legg Mason’s existing strength across value, blend and small-cap asset classes

•	Western Asset becomes the #1 pure manager of fixed income in the world, with approximately $490 billion of assets under management and broad capabilities in all major fixed income asset types and currencies

[1]	Source: Pensions & Investments, “The Top Money Managers,” May 30, 2005.

Citigroup Asset Management [Logo]	— Page 5

The Proposed Transaction – About Legg Mason Cont’d

•	Salomon Brothers Asset Management, Smith Barney Fund Management LLC and TIMCO, the Funds’ advisers, will become part of a pure play asset management organization

•	Percent of assets beating the Lipper Category Average (U.S. open- and closed-end funds):

1-Year	3-Year	5-Year	10-Year
71%	88%	95%	98%

Source: Lipper Analytical New Applications v. 4.0 Does not include money market funds

Citigroup Asset Management [Logo]	— Page 6

Approval of New Management and Subadvisory Agreements

•	No increase in the aggregate advisory and administrative fees

•	Advisers will continue to provide the same level of advisory and administrative services to the Funds

•	New standardized investment management agreement for the fund complex combining advisory and administrative services

•	Advisers will be owned by Legg Mason with its reputation for asset management excellence

Citigroup Asset Management [Logo]	— Page 7

Board	Considerations in Approving New Agreements

•	Among other things, the Board Members considered the following when approving the New Management Agreements and New Subadvisory Agreements:

•	The reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries (including Western Asset);

•	There is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance services

•	The potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities

•	The fact that each Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreements, but will remain the same

Citigroup Asset Management [Logo]	— Page 8

Board Considerations in Approving New Agreements

•	Assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Advisers will have substantially the same access to the Citigroup sales force when distributing shares of the Funds

•	The Funds would not bear the costs of obtaining shareholder approval of the New Management Agreements

Citigroup Asset Management [Logo]	— Page 9

Election of Directors

•	Open–end mutual funds only

•	Experienced Directors

•	Closed-end funds elect directors at regularly scheduled annual meetings

Citigroup Asset Management [Logo]	— Page 10

Corporate Governance

•	Independence of Board – All Boards have only one interested Director. All other Directors are independent.

•	Each Fund has an Independent Audit Committee & Nominating/Governance Committee

•	Independent Directors meet regularly in executive sessions with counsel to the Independent Directors

•	Independent Directors separately reviewed and unanimously approved the new management and subadvisory agreements

Citigroup Asset Management [Logo]	— Page 11

Dissident Proxy Fights – Closed End Funds

•	Dissident Objectives

•	Side-show issue: Dissidents are focusing on issue that lacks relevance to purpose of Special Meeting

•	Asking shareholders to vote against long-term interests of shareholders and approval of new management agreement

•	Opportunistic proxy fights centered on “discounts”

•	Focusing on the interests of short-term shareholders only

•	Closed-end Funds frequently trade at a discount, these funds are not unique

•	Taking advantage of need for shareholder approval to reap short-term windfall for minority group

Citigroup Asset Management [Logo]	— Page 12

Dissident Proxy Fights – Closed End Funds

•	Board Objectives

•	Focused on the interests of all shareholders

•	The Boards review and evaluate issues surrounding discounts at least quarterly :

•	Reviewed various “solutions” to the discount problem

•	Instituted share repurchase plans for some funds (SBF, SCD)

•	DRIP Plans repurchase shares at certain levels

•	Believe that closed-end fund structure is beneficial to shareholders

Citigroup Asset Management [Logo]	— Page 13

Dissident Proxy Fights on Certain Closed-End Funds

•	Karpus Management Inc. d/b/a Karpus Investment Management

•	Salomon Brothers Municipal Partners Fund

•	Salomon Brothers Municipal Partners Fund II

•	Salomon Brothers Inflation Management Fund

•	Salomon Brothers Capital and Income Fund

•	Real Estate Income Fund

•	Elliott Associates, L.P. and Elliott International, L.P.

•	The Salomon Brothers Fund

Citigroup Asset Management [Logo]	— Page 14

Salomon Brothers Municipal Partners Fund

• Inception Date	January 29, 1993

• Ticker	MNP

• Investment Objective	High level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital

• Portfolio Content	Substantially all of its assets in a diversified portfolio of long-term tax-exempt securities that are rated “investment grade”

• Net Assets as of 8/22/05	$127,172,866

• Average Annualized Total Return	1yr	3yr	5yr	10yr

• NAV (8/31/05)[1]	5.37%	6.12%	7.69%	7.13%

• Market Price (8/31/05)[1]	12.20%	8.41%	10.20%	9.06%

• Lehman Muni Bond Index	5.31%	5.17%	6.37%	6.20%

• Discount	Discount on 9/22/05: -6.09%

	Discount range for year ended 8/31/05: -14.31% to -6.05%

[1]	Source: Lipper Analytical Services.

Past results are not necessarily indicative of future performance of the fund. Investment return will fluctuate.

Citigroup Asset Management [Logo]	— Page 15

Salomon Brothers Municipal Partners Fund II

• Inception Date	July 29, 1993

• Ticker	MPT

• Investment Objective	High level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital

• Portfolio Content	Substantially all of its assets in a diversified portfolio of long-term tax-exempt securities that are rated “investment grade”

• Net Assets as of 8/22/05	$133,551,476

• Average Annualized Total Return	1yr	3yr	5yr	10yr

• NAV (8/31/05)[1]	5.01%	5.90%	7.72%	7.73%

• Market Price (8/31/05)[1]	10.33%	7.56%	9.86%	9.13%

• Lehman Muni Bond Index	5.31%	5.17%	6.37%	6.20%

• Discount	Discount on 9/22/05: -8.57%

	Discount range for year ended 8/31/05: -14.33% to -5.89%

[1]	Source: Lipper Analytical Services.

Past results are not necessarily indicative of future performance of the fund. Investment return will fluctuate.

Citigroup Asset Management [Logo]	— Page 16

Salomon Brothers Inflation Management Fund

• Inception Date	May 25, 2004

• Ticker	IMF

• Investment Objectives	Total Return
	Current Income

• Portfolio Content	At least 80% of its managed assets in inflation-protected securities issued by
U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, and certain other fixed income securities that the Adviser believes will provide
	protection against inflation

• Net Assets as of 8/22/05	$185,981,783

• Average Annualized Total Return	1yr	Since Inception

• NAV (8/31/05)[1]	6.27%	7.81%

• Market Price (8/31/05)[1]	1.50%	-3.49%

• Lehman US TIIPS	5.67%	N/A %

• Discount	Discount on 9/22/05: -9.91%

	Discount range for year ended 8/31/05: -9.95% to -1.59%

[1]	Source: Lipper Analytical Services.

Past results are not necessarily indicative of future performance of the fund. Investment return will fluctuate.

Citigroup Asset Management [Logo]	— Page 17

Salomon Brothers Capital and Income Fund

• Inception Date	February 24, 2004

• Ticker	SCD

• Investment Objectives	Total Return with an emphasis on income

• Portfolio Content	At least 80% of its managed assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers

• Net Assets as of 8/31/05	$659,525,406

• Average Annualized Total Return	1yr	Since Inception

• NAV (8/31/05)[1]	18.46%	10.65%

• Market Price (8/31/05)[1]	11.09%	-1.10%

• S&P 500	12.55%	6.55%

• Discount	Discount on 9/22/05: -11.70%

	Discount range for year ended 8/31/05: -14.83% to -4.61%

[1]	Source: Lipper Analytical Services.

Past results are not necessarily indicative of future performance of the fund. Investment return will fluctuate.

Citigroup Asset Management [Logo]	— Page 18

Real Estate Income Fund

• Inception Date	July 31, 2002

• Ticker	RIT

• Investment Objectives	High Current Income
	Capital Appreciation

• Portfolio Content	At least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies

	At least 80% of its total assets in income-producing equity securities issued by REITs

• Net Assets as of 8/31/05	$329,296,087

• Average Annualized Total Return	1yr	3yr	Since Inception

• NAV (8/31/05)[1]	20.36%	23.56%	23.66%

• Market Price (8/31/05)[1]	16.13%	18.28%	17.75%

• Lipper Sector Equity Funds Average (NAV)	21.04%	15.25%	14.82%

• Lipper Sector Equity Funds Average (Market Value)	18.52%	17.63%	18.41%

• Discount	Discount on 9/22/05: -10.82%

	Discount range for year ended 8/31/05: -16.01% to -6.73%

[1]	Source: Lipper Analytical Services.

Past results are not necessarily indicative of future performance of the fund. Investment return will fluctuate.

Citigroup Asset Management [Logo]	— Page 19

The Salomon Brothers Fund

• Inception Date	1929

• Ticker	SBF

• Investment Objectives	Growth and conservation of capital Income

• Portfolio Contents	Common stocks or securities convertible into common stocks of companies in industries the Adviser believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings growth
	potential.

• Net Assets as of 8/22/05	$1,525,833,990

• Average Annualized Total Return	1yr	3yr	5yr	10yr

• NAV (8/31/05)[1]	10.99%	12.04%	-2.14%	10.10%

• Market Price (8/31/05)[1]	20.26%	14.45%	-2.16%	12.21%

• S&P 500	12.55%	12.02%	-2.71%	9.85%

• Discount	Discount on 9/22/05: -8.26%

	Discount range for year ended 8/31/05: -15.23% to -8.30%

[1]	Source: Lipper Analytical Services.

Past results are not necessarily indicative of future performance of the fund. Investment return will fluctuate.

Citigroup Asset Management [Logo]	— Page 20

Appendix A

All Funds in Complex Approving a New Management Agreement

•	Smith Barney Allocation Series Inc.

•	Balanced Portfolio

•	Conservative Portfolio

•	Growth Portfolio

•	High Growth Portfolio

•	Income Portfolio

•	Select Balanced Portfolio

•	Select Growth Portfolio

•	Select High Growth Portfolio

•	Smith Barney Multiple Discipline Trust

•	Multiple Discipline Portfolio—All Cap Growth and Value

•	Multiple Discipline Portfolio—Balanced All Cap Growth and Value

•	Multiple Discipline Portfolio—Global All Cap Growth and Value

•	Multiple Discipline Portfolio—Large Cap Growth and Value

•	Smith Barney Institutional Cash Management Fund Inc.

•	Cash Portfolio

•	Government Portfolio

•	Municipal Portfolio

•	Smith Barney Aggressive Growth Fund Inc.

•	Smith Barney Investment Funds Inc.

•	Smith Barney Government Securities Fund

•	Smith Barney Hansberger Global Value Fund

•	Smith Barney Investment Grade Bond Fund

•	Smith Barney Multiple Discipline Funds—All Cap and International Fund

•	Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund

•	Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund

•	Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund

•	Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund

•	Smith Barney Real Return Strategy Fund
•	Smith Barney Small Cap Growth Fund

•	Smith Barney Small Cap Value Fund

•	Smith Barney Equity Funds

•	Smith Barney Social Awareness Fund

•	Smith Barney Muni Funds

•	Smith Barney California Money Market Portfolio

•	Smith Barney Florida Portfolio

•	Smith Barney Georgia Portfolio

•	Smith Barney Limited Term Portfolio

•	Smith Barney Massachusetts Money Market Portfolio

•	Smith Barney National Portfolio

•	Smith Barney New York Money Market Portfolio

•	Smith Barney New York Portfolio

•	Smith Barney Pennsylvania Portfolio

•	Intermediate Muni Fund Inc.

•	Smith Barney Municipal Money Market Fund Inc.

•	High Income Opportunity Fund Inc.

•	Smith Barney Funds, Inc.

•	Smith Barney Large Cap Value Fund

•	Smith Barney Short-Term Investment Grade Bond Fund

•	Smith Barney U.S. Government Securities Fund

•	Smith Barney Income Funds

•	SB Capital and Income Fund

•	SB Convertible Fund

•	Smith Barney Diversified Strategic Income Fund

•	Smith Barney Dividend and Income Fund

•	Smith Barney Exchange Reserve Fund

•	Smith Barney High Income Fund

•	Smith Barney Municipal High Income Fund

•	Smith Barney Total Return Bond Fund

•	Smith Barney Small Cap Core Fund, Inc.

Citigroup Asset Management [Logo]	— Page 21

Appendix A - Continued

•	Smith Barney Money Funds, Inc.

•	Cash Portfolio

•	Government Portfolio

•	Smith Barney Fundamental Value Fund Inc.

•	Greenwich Street Series Fund

•	Appreciation Portfolio

•	Capital and Income Portfolio

•	Diversified Strategic Income Portfolio

•	Equity Index Portfolio

•	Fundamental Value Portfolio

•	Intermediate High Grade Portfolio

•	Salomon Brothers Variable Aggressive Growth Fund

•	Salomon Brothers Variable Growth & Income Fund

•	Smith Barney Managed Municipals Fund Inc.

•	Smith Barney California Municipals Fund Inc.

•	Smith Barney New Jersey Municipals Fund Inc.

•	Smith Barney Oregon Municipals Fund

•	Smith Barney Arizona Municipals Fund Inc.

•	Smith Barney Core Plus Bond Fund Inc.

•	Smith Barney Sector Series Inc.

•	Smith Barney Financial Services Fund

•	Smith Barney Health Sciences Fund

•	Smith Barney Technology Fund

•	Smith Barney Massachusetts Municipals Fund

•	Smith Barney Investment Trust

•	Smith Barney Classic Values Fund

•	Smith Barney Intermediate Maturity California Municipals Fund

•	Smith Barney Intermediate Maturity New York Municipals Fund

•	Smith Barney Large Capitalization Growth Fund

•	Smith Barney Mid Cap Core Fund

•	Smith Barney S&P 500 Index Fund

•	Smith Barney Appreciation Fund Inc.
•	Smith Barney World Funds, Inc.

•	Smith Barney Inflation Management Fund

•	Smith Barney International All Cap Growth Portfolio

•	Travelers Series Fund Inc.

•	SB Adjustable Rate Income Portfolio

•	Smith Barney Aggressive Growth Portfolio

•	Smith Barney High Income Portfolio

•	Smith Barney International All Cap Growth Portfolio

•	Smith Barney Large Cap Value Portfolio

•	Smith Barney Large Capitalization Growth Portfolio

•	Smith Barney Mid Cap Core Portfolio

•	Smith Barney Money Market Portfolio

•	Social Awareness Stock Portfolio

•	SB Adjustable Rate Income Fund

•	Managed Municipals Portfolio Inc.

•	Municipal High Income Fund Inc.

•	Citigroup Investments Corporate Loan Fund Inc.

•	Real Estate Income Fund Inc.

•	Zenix Income Fund Inc.

•	Managed High Income Portfolio Inc.

•	Smith Barney Investment Series

•	SB Government Portfolio

•	SB Growth and Income Fund

•	Smith Barney Dividend Strategy Fund

•	Smith Barney Dividend Strategy Portfolio

•	Smith Barney Growth and Income Portfolio

•	Smith Barney International Fund

•	Smith Barney Premier Selections All Cap Growth Portfolio

•	Smith Barney Trust II

•	Smith Barney Capital Preservation Fund

•	Smith Barney Capital Preservation Fund II

•	Smith Barney Diversified Large Cap Growth Fund

•	Smith Barney International Large Cap Fund

•	Smith Barney Short Duration Municipal Income Fund

•	Smith Barney Small Cap Growth Opportunities Fund

Citigroup Asset Management [Logo]	— Page 22

Appendix A - Continued

•	Salomon Funds Trust

•	Salomon Brothers California Tax Free Bond Fund

•	Salomon Brothers Mid Cap Fund

•	Salomon Brothers National Tax Free Bond Fund

•	Salomon Brothers New York Tax Free Bond Fund

•	Variable Annuity Portfolios

•	Smith Barney Small Cap Growth Opportunities Portfolio

•	CitiFunds Premium Trust

•	Citi Premium Liquid Reserves

•	Citi Premium U.S. Treasury Reserves

•	CitiFunds Institutional Trust

•	Citi Institutional Cash Reserves

•	Citi Institutional Enhanced Income Fund

•	Citi Institutional Liquid Reserves

•	Citi Institutional Tax Free Reserves

•	Citi Institutional U.S. Treasury Reserves

•	CitiFunds Trust I

•	Smith Barney Emerging Markets Equity Fund

•	CitiFunds Trust III

•	Citi California Tax Free Reserves

•	Citi Cash Reserves

•	Citi Connecticut Tax Free Reserves

•	Citi New York Tax Free Reserves

•	Citi Tax Free Reserves

•	Citi U.S. Treasury Reserves

•	Salomon Brothers Capital Fund Inc

•	Salomon Brothers Investors Value Fund Inc

•	Salomon Brothers Opportunity Fund Inc
•	Salomon Brothers Series Funds Inc

•	Salomon Brothers All Cap Value Fund

•	Salomon Brothers Balanced Fund

•	Salomon Brothers Cash Management Fund

•	Salomon Brothers High Yield Bond Fund

•	Salomon Brothers Institutional Money Market Fund

•	Salomon Brothers Large Cap Growth Fund

•	Salomon Brothers New York Municipal Money Market Fund

•	Salomon Brothers Short/Intermediate U.S. Government Fund

•	Salomon Brothers Small Cap Growth Fund

•	Salomon Brothers Strategic Bond Fund

•	Salomon Brothers Variable Series Funds Inc

•	Salomon Brothers Variable All Cap Fund

•	Salomon Brothers Variable High Yield Bond Fund

•	Salomon Brothers Variable Investors Fund

•	Salomon Brothers Variable Large Cap Growth Fund

•	Salomon Brothers Variable Small Cap Growth Fund

•	Salomon Brothers Variable Strategic Bond Fund

•	Salomon Brothers Variable Total Return Fund

•	Salomon Brothers Institutional Series Funds Inc

•	Salomon Brothers Institutional Emerging Markets Debt Fund

•	Salomon Brothers Institutional High Yield Bond Fund

Citigroup Asset Management [Logo]	— Page 23

Appendix A - Continued

•	The Salomon Brothers Fund Inc

•	Salomon Brothers Capital and Income Fund Inc.

•	Salomon Brothers Emerging Markets Debt Fund Inc.

•	Salomon Brothers Emerging Markets Floating Rate Fund Inc.

•	Salomon Brothers Emerging Markets Income Fund Inc.

•	Salomon Brothers Emerging Markets Income Fund II Inc.

•	Salomon Brothers Global High Income Fund Inc.

•	Salomon Brothers Global Partners Income Fund Inc.

•	Salomon Brothers High Income Fund Inc

•	Salomon Brothers High Income Fund II Inc

•	Salomon Brothers Inflation Management Fund Inc.

•	Salomon Brothers Municipal Partners Fund Inc.

•	Salomon Brothers Municipal Partners Fund II Inc.

•	Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc

•	Salomon Brothers Variable Rate Strategic Fund Inc.

•	Salomon Brothers Worldwide Income Fund Inc.

Citigroup Asset Management [Logo]	— Page 24

Appendix B

Funds Approving a New Subadvisory Agreement with an Affiliated Subadviser

•	SB Convertible Fund

•	SB Capital and Income Fund

•	Citigroup Investments Corporate Loan Fund Inc.

•	Greenwich Street Series—Diversified Strategic Income Portfolio

•	Smith Barney Diversified Strategic Income Fund

•	Smith Barney Financial Services Fund

•	Smith Barney Health Sciences Fund

•	Smith Barney Technology Fund

•	Smith Barney International Fund

•	Smith Barney International Large Cap Fund

•	Smith Barney Emerging Markets Equity Fund

•	Smith Barney Core Plus Bond Fund Inc.

•	Salomon Brothers Series Funds Inc—Salomon Brothers Strategic Bond Fund

•	Salomon Brothers Variable Series Funds Inc—Variable Strategic Bond Fund

•	Salomon Brothers Global High Income Fund Inc.

•	Salomon Brothers Variable Rate Strategic Fund Inc.

•	Smith Barney Real Return Strategy Fund

Citigroup Asset Management [Logo]	— Page 25

Appendix B - Continued

Funds Approving a New Sub-Advisory Agreement with a Third-Party Subadviser

•	Smith Barney Hansberger Global Value Fund

•	Smith Barney Classic Values Fund

•	Real Estate Income Fund Inc.

•	Smith Barney Multiple Discipline Funds—All Cap and International Fund

Citigroup Asset Management [Logo]	— Page 26

Appendix C

All Open End Funds Electing Directors

•	Smith Barney Allocation Series Inc.

•	Smith Barney Multiple Discipline Trust

•	Smith Barney Institutional Cash Management Fund Inc.

•	Smith Barney Aggressive Growth Fund Inc.

•	Smith Barney Investment Funds Inc.

•	Smith Barney Equity Funds

•	Smith Barney Muni Funds

•	Smith Barney Municipal Money Market Fund Inc.

•	Smith Barney Funds, Inc.

•	Smith Barney Income Funds

•	Smith Barney Small Cap Core Fund, Inc.

•	Smith Barney Money Funds, Inc.

•	Smith Barney Fundamental Value Fund Inc.

•	Greenwich Street Series Fund

•	Smith Barney Managed Municipals Fund Inc.

•	Smith Barney California Municipals Fund Inc.

•	Smith Barney New Jersey Municipals Fund Inc.

•	Smith Barney Oregon Municipals Fund

•	Smith Barney Arizona Municipals Fund Inc.

•	Smith Barney Core Plus Bond Fund Inc.

•	Smith Barney Sector Series Inc.

•	Smith Barney Massachusetts Municipals Fund

•	Smith Barney Investment Trust

•	Smith Barney Appreciation Fund Inc.

•	Smith Barney World Funds, Inc.
•	Travelers Series Fund Inc.

•	SB Adjustable Rate Income Fund

•	Smith Barney Investment Series

•	Smith Barney Trust II

•	Salomon Funds Trust

•	Variable Annuity Portfolios

•	CitiFunds Premium Trust

•	CitiFunds Institutional Trust

•	CitiFunds Trust I

•	CitiFunds Trust III

•	Salomon Brothers Capital Fund Inc

•	Salomon Brothers Investors Value Fund Inc

•	Salomon Brothers Opportunity Fund Inc

•	Salomon Brothers Series Funds Inc

•	Salomon Brothers Variable Series Funds Inc

•	Salomon Brothers Institutional Series Funds Inc

Citigroup Asset Management [Logo]	— Page 27

Important Notes

•	Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of a closed-end fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the funds cannot predict whether their shares will trade at, below or above net asset value.

•	Past performance does not guarantee or predict future performance. The funds described in this presentation are not appropriate for everyone. An interested party must make his or her own independent legal, tax, accounting and financial evaluation of their merits and risks.

•	Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

•	This presentation is provided for informational purposes only and is not intended for trading purposes. The information provided in this presentation is neither financial advice nor a recommendation, offer or solicitation of a fund, and Citigroup Asset Management makes no representation concerning its accuracy, completeness or fairness. We assume no responsibility to advise the recipients of this document with regard to changes in our views. All opinions in this presentation, reflect our judgment on the date of this report and are subject to change without notice.

•	The Funds have mailed definitive proxy statements to their shareholders in connection with a 2005 Special Meeting. Investors of the Funds are urged to read the proxy statement as it contains important information about the Funds. Investors and shareholders may obtain a free copy of the proxy statements at the SEC’s website at www.sec.gov.

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